7. INCOME TAX	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAX

The Jobs Act significantly revised the U.S. corporate income tax law by lowering the corporate federal income tax rate from 35% to 21%.

Our ability to use our net operating loss carryforwards may be substantially limited due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Code, as well as similar state provisions. These ownership changes may limit the amount of net operating loss that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50.0% of the outstanding stock of a company by certain stockholders or public groups.

We have not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since we became a “loss corporation” under the definition of Section 382. If we have experienced an ownership change, utilization of the net operating loss carryforwards would be subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of our stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforwards before utilization. Further, until a study is completed, and any limitation known, no positions related to limitations are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Any carryforwards that expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance. Due to the existence of the valuation allowance, it is not expected that any possible limitation will have an impact on our results of operations or financial position.

A reconciliation of income tax expense and the amount computed by applying the statutory federal income tax rate of 18.9% to the income before provision for income taxes is as follows:

	For the Years Ended December 31
	2018	2017
Statutory rate applied to loss before income taxes	$(2,276,031)	$(5,903,355)
Increase (decrease) in income taxes results from:
Nondeductible permanent differences	806,885	4,446,014
Change in tax rate estimates	—	3,566,781
Change in valuation allowance	1,469,146	(2,109,440)
Income tax expense (benefit)	$—	$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities are as follows:

	For the Years Ended December 31
	2018	2017
Depreciation and impairment	$2,358,860	$2,100,958
Operating loss carryforwards	7,917,151	6,705,907
Gross deferred tax assets	10,276,011	8,806,865
Valuation allowance	(10,276,011)	(8,806,865)
Net deferred income tax asset	$—	$—

We have net operating loss carryforwards for income tax purposes of approximately $27,400,000. This loss is allowed to be offset against future income. The tax benefits relating to all timing differences have been fully reserved for in the valuation allowance account due to the substantial losses incurred through December 31, 2018. The change in the valuation allowance for the years ended December 31, 2018 and 2017 was an increase (decrease) of $1,469,146 and $(2,109,440), respectively.